UNITED STATES

SECURITIES and EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)               October 28, 2009

FLUSHING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

000-24272

(Commission File Number)

DELAWARE

(State or other jurisdiction of incorporation)

11-3209278

(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042

(Address of principal executive offices)

(718) 961-5400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( )	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01    Other Events

Flushing Financial Corporation (Nasdaq-GS: FFIC), the parent holding company for Flushing Savings Bank, FSB, announced on October 28, 2009 that it redeemed in full, $70.0 million of preferred stock issued to the U.S. Treasury under the Capital Purchase Program of the Troubled Asset Relief Program (“TARP”), plus accrued dividends to date.

Item 9.01(d).	Exhibits

99.1. Press release of Flushing Financial Corporation, dated October 28, 2009.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION

Date: October 28, 2009	By:	/S/ Maria A. Grasso
Maria A Grasso
	Title:	Executive Vice President,
and Chief Operating Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press release of Flushing Financial Corporation,
dated October 28, 2009